                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ___________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of Earliest Event Reported): July 28, 1999



                            PREMIER BANCSHARES, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)

         Georgia                          1-12625              58-1793778
         -------                          -------              ----------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
     of Incorporation)                                     Identification No.)


     2180 Atlanta Plaza, 950 East Paces Ferry Road, Atlanta, Georgia 30326
     ---------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                (404) 814-3090
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 5.   Other Events
-------   ------------

     On July 28, 1999, Premier Bancshares, Inc. ("Premier"), and BB&T Corporation ("BB&T") entered into an Agreement and Plan of Reorganization (the "Agreement"), pursuant to which BB&T will acquire all of the issued and outstanding shares of Premier common stock and preferred stock through the merger of Premier with and into BB&T.

     The transaction is subject to approval by the shareholders of Premier, appropriate regulatory approvals and the satisfaction of certain other conditions set forth in the Agreement.

ITEM 7.   Financial Statements and Exhibits
-------   ---------------------------------

     (c)  Exhibits

     Exhibit No.  Description
     -----------  -----------

        2.1 Agreement and Plan of Reorganization dated July 28, 1999, by and between BB&T Corporation and Premier Bancshares, Inc.

        99.1      Press Release.



                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PREMIER BANCSHARES, INC.


Date:  August 3, 1999               /s/ Michael E. Ricketson
                                    -----------------------------
                                    Michael E. Ricketson,
                                    Executive Vice President and
                                    Chief Financial Officer



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